SUPPLEMENT DATED AUGUST 26, 2016

TO THE PROSPECTUS FOR PACIFIC SELECT FUND

CLASS D, I AND P SHARES DATED MAY 1, 2016

This supplement revises the Pacific Select Fund Class D, I and P Shares prospectus dated May 1, 2016, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Effective October 31, 2016, all references to “Small-Cap Growth Portfolio” will be replaced with “Developing Growth Portfolio.”

Disclosure Changes to the Fund Summaries section

Core Income Portfolio – In the Principal Investment Strategies subsection, the first paragraph is deleted and replaced with the following:

This Fund invests principally in income producing debt instruments. Under normal circumstances, the Fund will invest at least 60% of its assets in investment grade debt instruments, including corporate debt securities, asset-backed securities, mortgage-related securities, U.S. government securities and agency securities. The Fund may invest up to 40% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments and floating rate senior loans. Debt instruments in which the Fund invests may include those issued by non-U.S. entities in developed markets denominated in U.S. dollars.

The following is added to the Principal Risks subsection after the Market and Regulatory Risk:

•	Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks. The value of these securities will be influenced by the factors affecting the housing market or the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, these securities may decline in value, become difficult to value, become more volatile and/or become illiquid. These securities are also subject to extension risk, where borrowers or issuers may pay principal later than expected, causing these securities to lengthen in duration and be more volatile in rising interest rate conditions. These securities are also subject to prepayment and call risk, where borrowers or issuers, respectively, may pay principal sooner than expected, causing proceeds to be reinvested at lower prevailing interest rates.

Diversified Bond Portfolio – In the Principal Investment Strategies subsection, the last sentence of the first paragraph is deleted and replaced with the following:

The Fund is limited to 20% of its assets in unhedged foreign currency exposure.

Inflation Strategy Portfolio – In the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table is deleted and replaced with the following:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
S. Kenneth Leech, Chief Investment Officer	Since 2014
Frederick R. Marki, CFA, Portfolio Manager	Since 2016

Managed Bond Portfolio – In the Principal Investment Strategies subsection, the following is added after the third sentence of the first paragraph, followed by a paragraph break:

The Fund also may invest up to 20% of its assets in securities that are rated non-investment grade (high yield/high risk, sometimes called “junk bonds”) or if unrated, are of comparable quality as determined by the sub-adviser.

The following is added to the Principal Risks subsection after the Forwards and Futures Contracts Risk:

•	High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.

Short Duration Bond Portfolio – In the Principal Investment Strategies subsection, the third sentence of the fourth paragraph is deleted and replaced with the following:

Foreign currency futures contracts or forwards are sold to hedge against currency fluctuations.

Emerging Markets Debt Portfolio – In the Principal Investment Strategies subsection, the second paragraph is deleted and replaced with the following:

The sub-adviser considers emerging market countries to include any country included by the International Monetary Fund in its list of Emerging and Developing Economies, any country which is considered a low-income, lower-middle-income or upper-middle-income economy by the World Bank, and all countries represented in any widely-recognized index of emerging market securities.

Dividend Growth Portfolio – Effective September 1, 2016, the Investment Goal subsection will be deleted and replaced with the following:

Investment Goal

This Fund seeks dividend income and long-term capital appreciation.

Long/Short Large-Cap Portfolio – In the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table is deleted and replaced with the following:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Thomas Luddy, CFA, Managing Director and Portfolio Manager	Since 2008
Susan Bao, CFA, Managing Director and Co-Portfolio Manager	Since 2008
Raffaele Zingone, CFA, Managing Director	Since 2014
Aryeh Glatter, Executive Director	Since 2014
Scott Davis, Portfolio Manager	Since 2016

Small-Cap Growth Portfolio (Developing Growth Portfolio effective October 31, 2016) – In the Principal Investment Strategies subsection, effective October 31, 2016, the third paragraph will be deleted and replaced with the following:

The Fund invests primarily in common stocks that the sub-adviser believes to be of companies demonstrating above-average, long-term growth potential and that are strongly positioned in the “developing growth” phase, the period of swift development after a company’s start-up phase when growth occurs at a rate generally not equaled by established companies in their mature years. The sub-adviser may sell a holding when it reaches a target price, fails to perform as expected or when other opportunities appear more attractive.

International Value Portfolio – In the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table, and the paragraph immediately preceding this table, are deleted and replaced with the following:

Sub-Adviser – J.P. Morgan Investment Management Inc. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Gerd Woort-Menker, CFA, Managing Director	Since 2011
Demetris Georghiou, Executive Director	Since 2016
Georgina Perceval Maxwell, Managing Director	Since 2016

Technology Portfolio – Effective November 1, 2016, pursuant to approval by the Fund’s board of trustees, including a majority of independent trustees, at a meeting held on June 22, 2016, MFS Investment Management (“MFS”) will become the sub-adviser of the Technology Portfolio, replacing Ivy Investment Management Company. In order to facilitate this change, a portion of the Fund’s holdings may be sold and new investments purchased in accordance with recommendations by MFS. PLFA, the investment adviser to the Fund, may begin this transitioning prior to November 1, 2016. PLFA and/or the Fund may retain a transitioning agent in order to minimize the transaction costs associated with the purchase and sale of portfolio holdings in connection with this transition. As described below, certain principal investment strategies and principal risks of the Technology Portfolio will change at that time.

As a result of this change, effective November 1, 2016, the disclosure in the Principal Investment Strategies subsection will be deleted and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in equity securities of technology companies and technology-related companies. Such companies are those that the sub-adviser believes are principally engaged in the development, advancement, use, commercial application or sale of technology-related products, processes or services. The sub-adviser generally considers an issuer to be principally engaged in the development, advancement, use, commercial application or sale of technology-related products, processes or services if at least 50% of the issuer’s assets, income, sales, or profits are committed to, or derived from, such activities, or a third party has given the issuer an industry or sector classification consistent with such activities.

Technology and technology-related companies include companies focusing on software, hardware, computer systems, networking and communications, semiconductors, consumer electronics, and technology services, including electronic payments and the internet.

The Fund may invest in companies of all sizes and may invest without limitation in foreign securities, including securities of issuers within emerging markets. The Fund may invest a relatively high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Fund, the sub-adviser is not constrained to any particular investment style. The sub-adviser may invest the Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies) or the stocks of companies it believes are undervalued compared to their perceived worth (value companies). However, companies that benefit from technological advancements and improvements often are growth companies.

The sub-adviser uses a bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers. The sub-adviser may sell a holding for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities that the sub-adviser believes to be more promising, among others.

Further, effective November 1, 2016, the following will be added to the Principal Risks subsection after the Foreign Markets Risk:

•	Geographic Focus Risk: If the Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Fund’s performance. As a result, the Fund’s performance may be more volatile than the performance of more geographically diversified funds.

Further, effective November 1, 2016, in the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table, and the paragraph immediately preceding this table, are deleted and replaced with the following:

Sub-Adviser – MFS Investment Management. The primary person responsible for day-to-day management of the Fund is:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Matthew D. Sabel, Investment Officer and Portfolio Manager	Since 2016

Pursuant to an upcoming proxy vote, shareholders of the Technology Portfolio will be requested to approve a proposal to change the classification of the Fund from “diversified” to “non-diversified.” If this proposal is approved, the following paragraph will be added to the end of the Principal Investment Strategies subsection effective November 1, 2016:

The Fund is classified as non-diversified, which means it may invest in a smaller number of issuers than a diversified fund.

In addition, if the proposal is approved, the following will be added to the Principal Risks subsection after the Mid-Capitalization Companies Risk effective November 1, 2016:

•	Non-Diversification Risk: A Fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. This increases the Fund’s price volatility risk and the risk that its value could go down because the poor performance of a single investment or a fewer number of investments will have a greater impact on the Fund than a diversified fund with more investments. Being classified as non-diversified does not prevent the Fund from being managed as though it were a diversified fund.

Other than the proxy materials, assuming the proposed diversification change is approved by shareholders, no further notification will be sent to shareholders. However, if this change is not approved, the Fund will remain diversified and shareholders will be notified accordingly.

Diversified Alternatives Portfolio – In the Principal Investment Strategies, the first sentence of the paragraph labeled “Asset Allocation/Portfolio Construction” is deleted and replaced with the following:

An asset class model (the “Model”) for the Fund is developed that seeks to meet the Fund’s investment goal.

Also in the Principal Investment Strategies, the fifth paragraph is deleted and replaced with the following:

The Fund is expected to be as fully invested as practical, although it may maintain liquidity reserves to meet redemption requests.

The Fund may invest a significant portion of its assets in any single Underlying Fund. PLFA has sole discretion in selecting the Underlying Funds for investment and may adjust the Fund’s allocations to the Underlying Funds, including adding or removing Underlying Funds, as it deems appropriate to meet the Fund’s investment goal.

In addition, in the Principal Risks subsection, the Asset Allocation Fund of Funds Risks is deleted and replaced with the following:

•	Asset Allocation Fund of Funds Risk: As a fund of funds, the Fund is exposed to the same risks as the Underlying Funds in which it invests in direct proportion to its allocations to those Underlying Funds. Although the theory behind asset allocation is that diversification among asset classes in general can help reduce volatility over the long term, you still may lose money and/or experience price volatility risk. Because an Underlying Fund’s investments can change due to market movements, the Underlying Fund Manager’s investment decisions or other factors, PLFA estimates each Underlying Fund’s investment exposures to determine the Fund’s allocations to the Underlying Fund. As a result, the Fund’s actual allocation to an Underlying Fund may deviate from the intended allocation, which could result in the Fund’s risk/return target not being met. Performance of and assumptions about asset classes and Underlying Funds may also diverge from historical performance and assumptions used to develop the allocations in light of actual market conditions. There is a risk that you could achieve better returns by investing in an individual fund or funds representing a single broad asset class or asset class category rather than investing in a fund of funds.

Global Absolute Return Portfolio – In the Principal Investment Strategies subsection, the following is added after the second sentence of the fourth paragraph, followed by a paragraph break:

The Fund may invest up to 25% of its net assets in derivative instruments that provide exposure to commodities, including futures and non-deliverable forwards. Commodities are assets that have tangible properties, such as oil, metals and agricultural products.

In addition, in the Principal Risks subsection, the following is added after the Active Management Risk:

•	Commodity Risk: The Fund’s investment in commodity-linked derivative instruments is subject to derivatives risk, liquidity risk and market and regulatory risk. In addition, the value of commodity-linked derivative instruments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, health, and political, international and regulatory developments (whether real or perceived). The value of commodity-linked derivative instruments may also be affected by commodity index volatility, changes in interest rates, governmental regulatory policies and other factors impacting the commodity markets. As a result of these and other variables, exposure to commodities and the commodity markets may create additional investment risks and may subject the Fund to greater volatility than investments in traditional debt and equity securities.

PSF DFA Balanced Allocation Portfolio – In the Principal Risks subsection, the Asset Allocation Fund of Funds Risks is deleted and replaced with the following:

•

Asset Allocation Fund of Funds Risk: As a fund of funds, the Fund is exposed to the same risks as the DFA Underlying Funds in which it invests in direct proportion to its allocations to those DFA Underlying Funds. Although the theory behind asset allocation is that diversification among asset classes in general can help reduce volatility over the long term, you still may lose money and/or experience price volatility risk. Because a DFA Underlying Fund’s investments can change due to market movements, investment decisions or other factors, PLFA estimates each DFA Underlying Fund’s investment exposures to determine the Fund’s allocations to the DFA Underlying Fund. As a result, the Fund’s actual allocation to a DFA Underlying Fund may deviate from the intended allocation, which could result in the Fund’s risk/return target not being met. Performance of and assumptions about asset classes and DFA Underlying Funds may also diverge from historical performance and assumptions used to develop the allocations in light of actual market conditions. There is a risk that you could achieve better returns by investing in an individual fund or funds representing a single broad asset class or asset class category rather than investing in a fund of funds.

Pacific Dynamix – Conservative Growth Portfolio, Pacific Dynamix – Moderate Growth Portfolio and the Pacific Dynamix – Growth Portfolio – In the Principal Investment Strategies subsection of each Fund, the seventh paragraph is deleted and replaced with the following:

The Fund may invest a significant portion of its assets in any single Pacific Dynamix Underlying Fund. PLFA has sole discretion in selecting the Pacific Dynamix Underlying Funds for the Fund and may change the Pacific Dynamix Underlying Funds, including adding or removing Pacific Dynamix Underlying Funds, as it deems appropriate to meet the investment goal of the Fund. The Fund will be as fully invested as practical, although it may maintain liquidity reserves to meet redemption requests.

In addition, in the Principal Risks subsection of each Fund, the Asset Allocation Fund of Funds Risks is deleted and replaced with the following:

•	Asset Allocation Fund of Funds Risk: As a fund of funds, the Fund is exposed to the same risks as the Pacific Dynamix Underlying Funds in which it invests in direct proportion to its allocations to those Pacific Dynamix Underlying Funds. Although the theory behind asset allocation is that diversification among asset classes in general can help reduce volatility over the long term, you still may lose money and/or experience price volatility risk. Because a Pacific Dynamix Underlying Fund’s investments can change due to market movements, the Pacific Dynamix Underlying Fund Manager’s investment decisions or other factors, PLFA estimates each Pacific Dynamix Underlying Fund’s investment exposures to determine the Fund’s allocations to the Pacific Dynamix Underlying Fund. As a result, the Fund’s actual allocation to a Pacific Dynamix Underlying Fund may deviate from the intended allocation, which could result in the Fund’s risk/return target not being met. Performance and assumptions about asset classes and Pacific Dynamix Underlying Funds may also diverge from historical performance and assumptions used to develop the allocations in light of actual market conditions. There is a risk that you could achieve better returns by investing in an individual fund or funds representing a single broad asset class or asset class category rather than investing in a fund of funds.

Portfolio Optimization Conservative Portfolio, Portfolio Moderate-Conservative Portfolio, Portfolio Optimization Moderate Portfolio, Portfolio Optimization Growth Portfolio and the Portfolio Optimization Aggressive-Growth Portfolio – In the Principal Investment Strategies subsection of each Fund, the eighth paragraph is deleted and replaced with the following:

The Fund may invest a significant portion of its assets in any single Underlying Fund. PLFA has sole discretion in selecting the Underlying Funds for the Fund and may change the Underlying Funds, including adding or removing Underlying Funds, as it deems appropriate to meet the investment goal of the Fund. The Fund is expected to be as fully invested as practical, although it may maintain liquidity reserves to meet redemption requests.

In addition, in the Principal Risks subsection of each Fund, the Asset Allocation Fund of Funds Risks is deleted and replaced with the following:

•

Asset Allocation Fund of Funds Risk: As a fund of funds, the Fund is exposed to the same risks as the Underlying Funds in which it invests in direct proportion to its allocations to those Underlying Funds. Although the theory behind asset allocation is that diversification among asset classes in general can help reduce volatility over the long term, you still may lose money and/or experience price volatility risk. Because an Underlying Fund’s investments can change due to market movements, the Underlying Fund Manager’s investment decisions or other factors, PLFA estimates each Underlying Fund’s investment exposures to determine the Fund’s allocations to the Underlying Fund. As a result, the Fund’s actual allocation to an Underlying Fund may deviate from the intended allocation, which could result in the Fund’s risk/return target not being met. Performance and assumptions about asset classes and Underlying Funds may also diverge from historical performance and assumptions used to develop the allocations in light of actual market conditions. There is a risk that you could achieve better returns by investing in an individual fund or funds representing a single broad asset class or asset class category rather than investing in a fund of funds.

Disclosure Changes to the Additional Information About Principal Investment Strategies and Principal Risks section

Core Income Portfolio – In the Principal Investment Strategies subsection, the first paragraph is deleted and replaced with the following:

This Fund invests principally in income producing debt instruments. Under normal circumstances, the Fund will invest at least 60% of its assets in investment grade debt instruments, including corporate debt securities, asset-backed securities, mortgage-related securities, U.S. government securities and agency securities. The Fund may invest up to 40% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments and floating rate senior loans. Debt instruments in which the Fund invests may include those issued by non-U.S. entities in developed markets denominated in U.S. dollars.

The following is added to the Principal Risks subsection:

•	Mortgage-Related and Other Asset-Backed Securities Risk

Diversified Bond Portfolio – In the Principal Investment Strategies subsection, the last sentence in the first paragraph is deleted and replaced with the following:

The Fund is limited to 20% of its assets in unhedged foreign currency exposure.

Managed Bond Portfolio – In the Principal Investment Strategies subsection, the following is added after the third sentence of the first paragraph, followed by a paragraph break:

The Fund also may invest up to 20% of its assets in non-investment grade securities (high yield/high risk, sometimes called “junk bonds”) that are rated lower than Baa (although it may not invest in securities rated lower than B) by Moody’s or equivalently rated by S&P or Fitch, or if unrated, are of comparable quality as determined by PIMCO (except that within the 20% limitation, PIMCO may invest in mortgage-related securities rated below B by Moody’s or equivalently rated by S&P or Fitch, or if unrated, are of comparable quality as determined by PIMCO). This portion of the Fund, except as provided in the prior sentence, may invest only in securities rated Baa or better by Moody’s or equivalently rated by S&P or Fitch, or if unrated, are of comparable quality as determined by PIMCO. The dollar-weighted average quality of all debt securities held by this portion of the Fund will be A or higher. In the event that a security purchased by PIMCO is downgraded to below a Baa or B rating, PIMCO may nonetheless retain the security.

The following is added to the Principal Risks subsection:

•	High Yield/High Risk or “Junk” Securities Risk

Short Duration Bond Portfolio – In the Principal Investment Strategies subsection, the third sentence of the fourth paragraph is deleted and replaced with the following:

Foreign currency futures contracts or forwards are sold to hedge against currency fluctuations.

Emerging Markets Debt Portfolio – In the Principal Investment Strategies subsection, the third sentence in the first paragraph is deleted and replaced with the following:

The sub-adviser considers emerging market countries to include any country included by the International Monetary Fund in its list of Emerging and Developing Economies, any country which is considered a low-income, lower-middle-income or upper-middle-income economy by the World Bank, and all countries represented in any widely-recognized index of emerging market securities.

Dividend Growth Portfolio – Effective September 1, 2016, the Investment Goal subsection will be deleted and replaced with the following:

Investment Goal

This Fund seeks dividend income and long-term capital appreciation.

Small-Cap Growth Portfolio (Developing Growth Portfolio effective October 31, 2016) – In the Principal Investment Strategies subsection, effective October 31, 2016, the third paragraph will be deleted and replaced with the following:

The Fund invests primarily in common stocks that the sub-adviser believes to be of companies demonstrating above-average, long-term growth potential. The sub-adviser seeks to identify companies that it believes are strongly positioned in the “developing growth” phase, which the sub-adviser it defines as the period of swift development after a company’s startup phase when growth occurs at a rate generally not equaled by established companies in their mature years. The sub-adviser may sell a holding when it reaches a target price, fails to perform as expected or when other opportunities appear more attractive.

International Small-Cap Portfolio – In the Principal Investment Strategies subsection, the following is added after the first sentence in the first paragraph:

The fund invests principally in common stock or preferred stock of foreign issuers and U.S.-registered equity securities of foreign issuers.

Technology Portfolio – Effective November 1, 2016, the Principal Investment Strategies subsection will be deleted and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in equity securities of technology companies and technology-related companies. Such companies are those that the sub-adviser believes are principally engaged in the development, advancement, use, commercial application or sale of technology-related products, processes or services. The sub-adviser generally considers an issuer to be principally engaged in the development, advancement, use, commercial application or sale of technology-related products, processes or services if at least 50% of the issuer’s assets, income, sales, or profits are committed to, or derived from, such activities, or a third party has given the issuer an industry or sector classification consistent with such activities. Technology and technology-related companies include companies focusing on software, hardware, computer systems, networking and communications, semiconductors, consumer electronics, and technology services, including electronic payments and the internet.

The Fund may invest in companies of all sizes and may invest without limitation in foreign securities, including securities of issuers within emerging markets. The Fund may invest a relatively high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Fund, the sub-adviser is not constrained to any particular investment style. The sub-adviser may invest the Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies) or the stocks of companies it believes are undervalued compared to their perceived worth (value companies). However, companies that benefit from technological advancements and improvements often are growth companies. The stocks of growth companies tend to have prices that are high relative to their earnings, dividends, book value, or other financial measures.

Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

The sub-adviser uses a bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

The sub-adviser may sell a holding for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities that the sub-adviser believes to be more promising, among others.

In addition, effective November 1, 2016, the following will be added to the Principal Risks subsection:

•	Geographic Focus Risk

Pursuant to an upcoming proxy vote, shareholders of the Technology Portfolio will be requested to approve a proposal to change the classification of the Fund from “diversified” to “non-diversified.” If this proposal is approved, the following paragraph will be added to the end of the Principal Investment Strategies subsection effective November 1, 2016:

The Fund is classified as non-diversified, which means it may invest in a smaller number of issuers than a diversified fund.

In addition, if the proposal is approved, the following will be added to the Principal Risks subsection effective November 1, 2016:

•	Non-Diversification Risk

Other than the proxy materials, assuming the proposed diversification change is approved by shareholders, no further notification will be sent to shareholders. However, if this change is not approved, the Fund will remain diversified and shareholders will be notified accordingly.

Diversified Alternatives Portfolio – In the Principal Investment Strategies subsection, the first sentence of the paragraph labeled “Asset Allocation/Portfolio Construction” is deleted and replaced with the following:

An asset class model (the “Model”) for the Fund is developed that seeks to meet the Fund’s investment goal.

Also in the Principal Investment Strategies subsection, the eighth paragraph is deleted and replaced with the following:

The Fund may invest in any or all of the Underlying Funds, but is not required to invest in every Underlying Fund or in any particular percentage of an Underlying Fund. PLFA has sole discretion in selecting the Underlying Funds for investment and may adjust the Fund’s allocations to the Underlying Funds, including adding or removing Underlying Funds, as it deems appropriate to meet the Fund’s investment goal at any time without shareholder notice.

Global Absolute Return Portfolio – In the Principal Investment Strategies subsection, the following is added after the first paragraph:

The Fund may invest a relatively high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. However, under normal market conditions, the Fund generally expects to invest in a number of different non-U.S. countries. The Fund’s top five risk exposures by country and their approximate percentage of the Fund’s net assets as of December 31, 2015 (as determined by a third party that is not affiliated with the Fund or its Investment Adviser) were: United States 21.3%, Serbia 7.6%, Lebanon 7.0%, Sri Lanka 4.8% and Ecuador 4.7%. In making this determination, the third party uses factors such as reporting currency, sales/revenue, and the location of management of each issuer. Although the country of risk may not be exclusive to one country for an issuer, as there may be other countries of risk to which an issuer is exposed, the third party source identifies only one country of risk per issuer, although the country identified is expected to be the primary country of risk for that issuer. (An issuer is generally subject to greater country risk based on where it is economically tied rather than where it is formed or incorporated.) For purposes of the Fund’s investments, the sub-adviser determines the country(ies) to which an issuer is economically tied (and thus subject to general country risk) based on one or more of the following criteria: (i) the issuer or guarantor of the security is organized under the laws of, or maintains its principal place of business in, such country; (ii) the currency of settlement of the security is the currency of such country; (iii) the principal trading market for the security is in such country; (iv) during the issuer’s most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in that country; or (v) the issuer is included in an index that is representative of that country. In the event that an issuer is considered by the sub-adviser to be economically tied to more than one country based on these criteria (for example, where the issuer is organized under the laws of one country but derives at least 50% of its revenues or profits from goods produced or sold in another country), the sub-adviser may classify the issuer as being economically tied to any country that meets the above criteria in its discretion based on an assessment of the relevant facts and circumstances. Given the difference in criteria that may be used by the third party source and the sub-adviser to determine country of risk exposures, the Fund’s top five risk exposures by country listed above could be different if provided by the sub-adviser.

In addition, in the Principal Investment Strategies subsection, the following is added after the second sentence of the current fourth paragraph, followed by a paragraph break:

The Fund may invest up to 25% of its net assets in derivative instruments that provide exposure to commodities, including futures and non-deliverable forwards. Commodities are assets that have tangible properties, such as oil, metals and agricultural products.

In addition, the following is added to the Principal Risks subsection:

•	Commodity Risk

PSF DFA Balanced Allocation Portfolio – In the Principal Investment Strategies, the twelfth paragraph is deleted and replaced with the following:

The Fund may invest in any or all of the asset class categories or DFA Underlying Funds, but is not required to invest in every asset class category or DFA Underlying Fund or in any particular percentage of a DFA Underlying Fund. PLFA may add, replace or remove asset class categories or DFA Underlying Funds as it deems appropriate to meet the Fund’s investment goal at any time without shareholder notice.

Pacific Dynamix Portfolios – In the Principal Investment Strategies, the eleventh paragraph is deleted and replaced with the following:

Each of the Pacific Dynamix Portfolios may invest in any or all of the asset class categories or Pacific Dynamix Underlying Funds, but is not required to invest in every asset class category or Pacific Dynamix Underlying Fund or in any particular percentage of a Pacific Dynamix Underlying Fund. PLFA may add, replace or remove asset class categories or Pacific Dynamix Underlying Funds as it deems appropriate to meet each Fund’s investment goal at any time without shareholder notice.

Portfolio Optimization Portfolios – In the Principal Investment Strategies, the eleventh paragraph is deleted and replaced with the following:

Each of the Portfolio Optimization Portfolios may invest in any or all of the asset class categories or Underlying Funds, but is not required to invest in every asset class category or Underlying Fund or in any particular percentage of an Underlying Fund. PLFA may add, replace or remove asset class categories or Underlying Funds as it deems appropriate to meet each Fund’s investment goal at any time without shareholder notice.

In the Additional Risk Information subsection, the Asset Allocation Fund of Funds Risk is deleted and replaced with the following:

•	Asset Allocation Fund of Funds Risk: As a fund of funds, a Fund is exposed to the same risks as the DFA Underlying Funds, Pacific Dynamix Underlying Funds or Underlying Funds in which it invests in direct proportion to its allocations to those DFA Underlying Funds, Pacific Dynamix Underlying Funds or Underlying Funds. Although the theory behind asset allocation is that diversification among asset classes in general can help reduce volatility over the long term, you still may lose money and/or experience price volatility risk. Because a DFA Underlying Fund’s, Pacific Dynamix Underlying Fund’s or Underlying Fund’s investments can change due to market movements, the respective DFA Underlying Fund, Pacific Dynamix Underlying Fund or Underlying Fund Manager’s investment decisions or other factors, PLFA estimates each DFA Underlying Fund’s, Pacific Dynamix Underlying Fund’s or Underlying Fund’s investment exposures to determine a Fund’s allocations to the respective DFA Underlying Fund, Pacific Dynamix Underlying Fund or Underlying Fund. As a result, a Fund’s actual allocation to a respective DFA Underlying Fund, Pacific Dynamix Underlying Fund or Underlying Fund, as applicable, may deviate from the intended allocation, which could result in the Fund’s risk/return target not being met. Performance and assumptions about asset classes and Underlying Funds may also diverge from historical performance and assumptions used to develop the allocations in light of actual market conditions. There is a risk that you could achieve better returns by investing in an individual fund or funds representing a single broad asset class or asset class category rather than investing in a fund of funds.

In addition, the following is added after the Borrowing Risk in the Additional Risk Information subsection:

•

Commodity Risk: A Fund’s investment in commodity-linked derivative instruments is subject to derivatives risk, liquidity risk and market and regulatory risk. In addition, the value of commodity-linked derivative instruments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, health, and political, international and regulatory developments (whether real or perceived). The value of commodity-linked derivative instruments may also be affected by commodity index volatility, changes in interest rates, governmental regulatory policies and other factors impacting the commodity markets. The energy sector may be impacted by changes in the prices and supplies of oil and other fuels, energy conservation, events affecting refineries and exploration projects, tax and environmental safety and other government regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”), and relationships among OPEC members and between OPEC and the governments of energy importing nations. The precious metals sector can be impacted by price volatility caused by fluctuations in supply and demand due to global economic, business, regulatory and political factors, resource availability, actual or anticipated changes to inflation or interest rates, currency exchange rates, precious metal transactions by governments, central banks or international agencies, and investor speculation. As a result of these and other variables, exposure to commodities and the commodity markets may create additional investment risks and may subject the Fund to greater volatility than investments in traditional debt and equity securities.

Disclosure Changes to the Additional Information About Fund Performance section

Large-Cap Value Portfolio – In the Manager Changes, Name Changes and/or Related Investment Policy Changes by Fund subsection, the disclosure for the Large-Cap Value Portfolio is deleted and replaced with the following:

Large-Cap Value Portfolio: Effective December 5, 2012, ClearBridge Investments, LLC (“ClearBridge”) changed its name from ClearBridge Advisors, LLC. ClearBridge Advisors, LLC assumed management of the Fund on October 1, 2006. Salomon Brothers Asset Management Inc., a predecessor firm of ClearBridge, managed the Fund from January 4, 1999 to September 30, 2006. Another firm managed the Fund before that date.

Small-Cap Growth Portfolio – In the Manager Changes, Name Changes and/or Related Investment Policy Changes by Fund subsection, effective October 31, 2016, the disclosure for the Small-Cap Growth Portfolio will be deleted and replaced with the following:

Developing Growth Portfolio: Effective October 31, 2016, the Fund changed its name from “Small-Cap Growth Portfolio” and some of its investment policies changed at that time. Lord, Abbett & Co. LLC began managing the Fund on May 1, 2014 and some investment policies changed at that time. Other firms managed the Fund before that date.

Technology Portfolio – In the Manager Changes, Name Changes and/or Related Investment Policy Changes by Fund subsection, effective November 1, 2016, the disclosure for the Technology Portfolio will be deleted and replaced with the following:

Technology Portfolio: MFS Investment Management began managing the Fund on November 1, 2016 and some investment policies changed at that time. Other firms managed the Fund before that date.

Disclosure Changes to the About Management section

Effective November 1, 2016, in the table for Ivy Investment Management Company, the subsection for the Technology Portfolio will be deleted in its entirety.

In the table for J.P. Morgan Investment Management Inc., the following is added to the subsection for the International Value Portfolio:

Demetris Georghiou, CFA	Executive director of JPMorgan since 2014, portfolio manager of JPMorgan’s EAFE research enhanced index (REI) 200 strategy since 2016. He has been employed by JPMorgan since 2007. He has over 8 years of investment experience. Mr. Georghiou has a MEng from Imperial College London.

Georgina Perceval Maxwell	Managing director of JPMorgan since 2008, senior portfolio manager of JPMorgan’s global equities team since 1997. She has been employed by JPMorgan since 1997. She has over 31 years of investment experience. Ms. Perceval Maxwell has an MA from Edinburgh University.

Also in the table for J.P. Morgan Investment Management Inc., the following is added to the subsection for the Long/Short Large-Cap Portfolio:

Scott Davis	Managing director of J.P. Morgan since 2011 and a portfolio manager in the U.S. Equity Group of J.P. Morgan since 2013. He has been employed by JPMorgan since 2006. Mr. Davis has 19 years of investment experience. He has a BS from Drexel University and an MBA from Columbia Business School.

Effective November 1, 2016, in the table for Massachusetts Financial Services Company, doing business as MFS Investment Management, a new subsection will be added as follows:

TECHNOLOGY PORTFOLIO

Matthew D. Sabel	Investment officer of MFS since 2009 and portfolio manager of MFS since 2011. Mr. Sabel has over 15 years of investment experience. He has a BA from Tufts University.

In the table for Scout Investments, Inc., within the subsection for the Mid-Cap Equity Portfolio, the following information is amended for the following portfolio managers:

G. Patrick Dunkerley, CFA	Portfolio manager of Scout since 2006. Mr. Dunkerley has over 22 years of investment experience. He has a BS from the University of Missouri and an MBA from Golden Gate University.

Derek M. Smashey, CFA	Portfolio manager of Scout since 2006. Mr. Smashey has over 12 years of investment experience. He has a BS from Northwest Missouri State University and an MBA from the University of Kansas.

In the table for Western Asset Management Company, the subsection for the Inflation Strategy Portfolio is deleted and replaced with the following:

INFLATION STRATEGY PORTFOLIO

S. Kenneth Leech	Chief investment officer of Western Asset since 1990. Mr. Leech has over 38 years of investment experience. He has a BA, a BS, and an MBA from The Wharton School at the University of Pennsylvania.

Frederick R. Marki, CFA	Portfolio manager of Western Asset since 2005. Mr. Marki has 33 years of investment performance. He has a BS from Massachusetts Institute of Technology.

Form No.	15-45883-00

PSFSUP816

SUPPLEMENT DATED AUGUST 26, 2016

TO THE PACIFIC SELECT FUND

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2016

This supplement revises the Pacific Select Fund Statement of Additional Information dated May 1, 2016, as supplemented (the “SAI”), and must be preceded or accompanied by the SAI. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the SAI for other important information. Capitalized terms not defined herein are as defined in the SAI.

Effective October 31, 2016, all references to “Small-Cap Growth Portfolio” will be replaced with “Developing Growth Portfolio.”

Pursuant to an upcoming proxy vote, shareholders of the Technology Portfolio will be requested to approve a proposal to change the classification of the Fund from “diversified” to “non-diversified.” If this proposal is approved, the one asterisk (*) next to “Technology Portfolio” on the cover will be replaced with two asterisks (**), denoting that the Fund is non-diversified, effective November 1, 2016. Other than the proxy materials, assuming the proposed diversification change is approved by shareholders, no further notification will be sent to shareholders. However, if this change is not approved, the Fund will remain diversified and shareholders will be notified accordingly.

ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS

In the Core Income Portfolio section, the first sentence is deleted and replaced with the following:

In addition to the principal investment strategies described in the Prospectus, the Fund may also invest non-principally in: collateralized mortgage obligations (“CMOs”); commercial mortgage backed securities (“CMBS”); convertible securities; preferred stocks; trust preferreds; credit default swaps; debt instruments of developed markets denominated in a local currency; emerging market debt instruments denominated in U.S. dollars; commercial paper; money market instruments; and municipal securities.

In the Managed Bond Portfolio section, the seventh, eighth, ninth, tenth and eleventh sentences are deleted.

In the International Small-Cap Portfolio section, the first paragraph is deleted.

In the Technology Portfolio section, effective November 1, 2016, the second sentence will be deleted. In addition, the last sentence will be deleted and replaced with the following:

The Fund may invest in derivatives, including futures, forward contracts, options and swaps, primarily to increase or decrease exposure to a particular market, segment of the market or security.

Also in the Technology Portfolio section, if the proposed diversification change described above is approved by shareholders, the following will be added before the first paragraph, effective November 1, 2016:

The Fund is “non-diversified.”

Other than the proxy materials, assuming the proposed diversification change is approved by shareholders, no further notification will be sent to shareholders. However, if this change is not approved, the Fund will remain diversified and shareholders will be notified accordingly.

In the Absolute Return Portfolio section, the second paragraph is deleted and replaced with the following:

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: securities issued by other investment companies, including ETFs; debt securities of emerging markets issuers; total return swaps; and reverse purchase agreements. The Fund may also invest short sales against the box.

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In the Diversification Versus Non-Diversification section, the last sentence of the first paragraph is deleted, and the following is added to the end of the third paragraph:

Being classified as non-diversified does not prevent a Fund from being managed as though it were diversified. If a non-diversified Fund is managed in a diversified manner for three consecutive years, such Fund will be reclassified as diversified, and thereafter shareholder approval will be required to reserve freedom of action to operate that Fund as non-diversified.

DESCRIPTION OF CERTAIN SECURITIES, INVESTMENTS AND RISKS

In the Foreign Securities section, the following is added after the last paragraph:

In addition, if a country were to leave the European Union (voluntarily or involuntarily), the effect of such an event has the potential to significantly impact local and/or global markets and economies, as well as trade agreements, regulations and treaties. For example, the potential consequences of the United Kingdom’s vote in June 2016 to leave the European Union (“Brexit”) may result in increased market volatility and illiquidity in the United Kingdom, the European Union and other financial markets, as well as slower economic growth and fluctuations in exchange rates. These events could negatively impact the value of a Fund’s holdings.

Passive Foreign Investment Companies (“PFICs”). Certain Funds may invest in the stock of foreign corporations, which may be classified under the Internal Revenue Code of 1986, as amended (the “Code”), as PFICs. In general, a foreign corporation is categorized as a PFIC if either (i) 75% or more of its gross income is from passive income (as defined in Section 1297 of the Code), or (ii) 50% or more of the value of its assets either produce or are held for the production of passive income.

PFICs are subject to complicated and strict tax guidelines imposed by the Internal Revenue Service. For additional information, see the “Taxation” section.

In the Derivatives section, the following is added after the fourth paragraph:

Certain Funds may purchase or sell derivative instruments that provide exposure to commodities and the commodity markets. The value of these commodity-linked derivative instruments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments (whether real or perceived). An unexpected surplus of a commodity caused by any of the above factors, for example, may cause a significant decrease in the value of the commodity (and a decrease in the value of any investments directly correlated to the commodity). Conversely, an unexpected shortage of a commodity caused by any of these factors may cause a significant increase in the value of the commodity (and a decrease in the value of any investments inversely correlated to that commodity. The frequency and magnitude of such changes cannot be predicted.

A Fund may focus its commodity-linked investments in a particular sector of the commodity markets (such as precious metals, energy or agricultural products). As a result, to the extent a Fund focuses its investments in a particular sector of the commodity markets, the Fund may be more susceptible to risks associated with those sectors, including the risk of loss due to adverse economic, business or political developments affecting a particular sector.

No active trading market may exist for certain commodities, which may impair the ability of a Fund to sell or to realize the full value of its investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively-traded commodities. Certain types of commodity-linked derivative instruments are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Certain commodities are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. As a result of these and other variables, exposure to commodities and the commodity markets may create additional investment risks and may subject a Fund to greater volatility than investments in traditional debt and equity securities.

2

In the Futures Contracts and Options on Futures Contracts section, the following paragraph is added after the twelfth paragraph:

Commodity Futures Contracts. A commodity futures contract is an agreement to buy or sell a commodity, such as an energy, agricultural or metal commodity, at a later date at a price and quantity agreed-upon when the contract is bought or sold. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately. In addition, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments. For more information on exposure to commodities, see the “Derivatives” section.

In the Swap Agreements and Options on Swap Agreements section, the following is added to the end of the first paragraph:

In a volatility swap, a Fund receives or makes payments based on the measured variance (or square of volatility) of an underlying reference instrument over a specified period of time (typically above or below a level agreed to by the parties), for the purposes of taking positions and/or hedging risk.

Also in the Swap Agreements and Options on Swap Agreements section, the sixth paragraph is deleted and replaced with the following:

To the extent that a Fund uses derivatives or engages in other transactions that involve leverage or potential leverage, such as swaps, the Fund must segregate cash, U.S. government securities and/or other liquid securities marked-to-market daily (including any margin). The amount required for segregation for swaps will generally be the market value of the swap, however the amount required for segregation for certain swaps such as sell protection and CDS (when the portfolio is selling credit protection) will be valued at the notional amount or its full exposure value. Swap agreements may include, but are not limited to: (1) “currency exchange rate”, which involve the exchange by a Fund with another party of their respective rights to make or receive payments is specified currencies; (2) “interest rate”, which involve the exchange by a Fund with another party of their respective commitments to pay or receive interest; (3) “interest rate index”, which involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices; and other interest rate swap arrangements such as: (i) “caps,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (ii) “floors,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a certain level, or “floor”; and (iii) “collars,” under which one party sells a cap and purchases a floor or vice-versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; (4) “credit default”, which involve an agreement of a Fund to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party in return for a periodic stream of payments over the term of the contract provided that no event of default has occurred; (5) “total return”, which involves the exchange by a Fund with another party of their respective commitments and the total return side is based on the total return of an equity or debt instrument or loan, or index thereon, with a life longer than the swap; and (6) “volatility,” which involves the exchange by a Fund with another party of their respective rights to make or receive payments based on the volatility of an underlying reference instrument. As the seller of a swap, the Fund would be subject to investment exposure on the notional amount of the swap.

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Also in the Swap Agreements and Options on Swap Agreements section, the first sentence of the seventh paragraph is deleted and replaced with the following:

Risk of Swap Agreements. The use of interest rate, mortgage, credit, currency, volatility and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

INFORMATION ABOUT THE MANAGERS

In the Compensation Structures and Methods section, for Ivy, effective November 1, 2016, the last sentence of the second paragraph will be deleted.

In the Compensation Structures and Methods section, for MFS, the following will be added after the sixth paragraph effective November 1, 2016:

As of November 1, 2016, the Standard & Poor’s North American Technology Index will be used to measure Matthew D. Sabel’s performance for the Technology Portfolio.

In the Other Accounts Managed section, effective November 1, 2016, information regarding Zachary H. Shafran under Ivy’s portion of the table will be deleted.

In the Other Accounts Managed section, the following is added under JP Morgan’s portion of the table:

Manager, Portfolio Manager(s)	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
JP Morgan
Scott Davis[2]
Registered Investment Companies	1	$3,012,954	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	2	$271,406	None	N/A
Demetris Georghiou[2]
Registered Investment Companies	9	$4,766,878	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	5	$247,296	None	N/A
Georgina Perceval Maxwell[2]
Registered Investment Companies	11	$6,859,897	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	4	$1,379,667	None	N/A

2 Other Accounts Managed information as of June 30, 2016.

In the Other Accounts Managed section, information regarding Paul E. Wynn and Dennis J. McNamara under Western Asset’s portion of the table is deleted and replaced with the following:

Manager, Portfolio Manager(s)	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
Western Asset
Frederick R. Marki[2]
Registered Investment Companies	4	$4,700,000,774	None	N/A
Other Pooled Investment Vehicles	2	$69,401,641	None	N/A
Other Accounts	31	$10,967,313,796	17	$2,244,613,434

2 Other Accounts Managed information as of June 30, 2016.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

In the Brokerage and Research Services section, effective November 1, 2016, footnote 9 to the brokerage commissions table will be deleted and replaced with the following:

[9]

MFS became the sub-adviser of the Technology Portfolio on November 1, 2016. Ivy served as the sub-adviser from May 1, 2014 through October 31, 2016. Columbia Management Investment Advisers, LLC served as the sub-adviser prior to May 1, 2014.

In the Brokerage and Research Services section, the following is added after the brokerage commissions table:

For the fiscal year ended December 31, 2015, each of the following Funds, through their respective sub-adviser(s), paid the following brokerage commissions to firms that may have provided eligible research and/or brokerage services:

Fund	Soft Dollar Commissions	Trade Amount Resulting in those Commissions
Small-Cap Value Portfolio	$245,776	$252,517,139
Health Sciences Portfolio	$93,862	$367,127,745
Large-Cap Growth Portfolio	$473,260	$1,679,659,315
Small-Cap Equity Portfolio	$199,269	$357,326,881
Mid-Cap Value Portfolio	$427,336	$568,977,797
Large-Cap Value Portfolio	$189,396	$353,218,315
Comstock Portfolio	$390,545	$402,102,889
Mid-Cap Growth Portfolio	$394,582	$620,341,660
Technology Portfolio	$44,082	$48,447,060
Focused Growth Portfolio	$27,131	$145,321,365
Small-Cap Growth Portfolio	$341,598	$2,021,883,277
Growth Portfolio	$247,701	$675,049,314
International Large-Cap Portfolio	$942,374	$901,901,979
Real Estate Portfolio	$195,024	$554,784,025
Main Street Core Portfolio	$620,837	$1,362,476,121
Emerging Markets Portfolio	$1,893,171	$1,175,459,537
Mid-Cap Equity Portfolio	$1,475,039	$1,819,072,999
Dividend Growth Portfolio	$8,155	$45,080,887

In the Brokerage and Research Services section, the following is added to the end of the Regular Broker-Dealers table:

Fund	Regular Broker-Dealers[1]	Value of Securities (in thousands)
International Value Portfolio	Merrill Lynch International London	$150
	UBS Limited	$138
	Citigroup Global Markets Ltd	$118
	Goldman Sachs International	$109
	Morgan Stanley & Co. International	$107
	Sanford C Bernstein Ltd London	$73
	Redburn Partners	$61
	Daiwa Capital Markets Hong Kong	$61
	HSBC Bank Plc London	$48
	Societe Generale London	$29
Long/Short Large-Cap Portfolio	Citigroup	$279
	Banc of America — Merrill Lynch	$215
	Morgan Stanley	$155
	Credit Suisse	$153
	UBS	$150
	Deutsche Bank	$144
	Goldman Sachs	$98
	Jefferies	$89
	Bernstein & Co.	$83
	Trade Informatics	$79

5

Fund	Regular Broker-Dealers[1]	Value of Securities (in thousands)
Value Advantage Portfolio	Jefferies	$36
	UBS	$26
	Morgan Stanley	$21
	Banc of America — Merrill Lynch	$14
	Credit Suisse	$13
	RBC Capital Markets	$10
	Citigroup	$8
	Goldman Sachs	$8
	BMO Capital Markets	$8
	Macquarie	$8

Form No.	15-45884-00

PSFSAI816

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